SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 18, 1996

                           Consolidated Graphics, Inc.
             (Exact name of registrant as specified in its charter)

              TEXAS                   0-24068                  76-0190827
(State or other jurisdiction of     (Commission             (I.R.S.Employer
         incorporation)            File Number)           Identification No.)

                             2210 West Dallas Street
                              Houston, Texas 77019
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (713) 529-4200

Item 5.  Other Events

Stock Split

                  On December 18, 1996, Consolidated Graphics, Inc. ( the "Company") announced a two-for-one split of its common stock (the "Stock Split"). The Stock Split will be effected in the form of a stock dividend and will entitle each shareholder of record on December 31, 1996 to receive one share of common stock for every share of the Company's common stock held on the record date. The Stock Split will be effective as of January 10, 1997. A copy of the press release is attached hereto as Exhibit 99.

Additional Shares Registered as a Result of Stock Split

                  Pursuant to Rule 416(b) under the Securities Act of 1933 (the "Securities Act"), the number of shares of the Company's common stock registered for sale under the Securities Act by the following Registration Statements on Forms S-3 and S-8 will be deemed to be increased by the Stock Split to cover the additional shares resulting from the application of the Stock Split to the registered shares of the Company's common stock remaining unsold under the following Registration Statements as of the December 31, 1996 record date for the Stock Split:

Registration                                                 Pre-Split
Statement                                                     Shares
Number              Type of Registration                     Registered
------              --------------------                     ----------
33-87192          Consolidated Graphics, Inc.                367,500
                  Long-Term Incentive Plan,
                  Form S-8

333-06097         Consolidated Graphics, Inc.                424,658
                  Shelf Registration, Form S-3

333-13737         Consolidated Graphics, Inc.                600,000
                  Long-Term Incentive Plan,
                  Form S-8

333-18435         Consolidated Graphics, Inc.                 37,500
                  Employee 401(k) Savings Plan,
                  Form S-8

333-              Consolidated Graphics, Inc.                176,280
                  Shelf Registration, Form S-3


                  The foregoing Registration Statements, which incorporate by reference this Report on Form 8-K, are hereby amended pursuant to Rule 416(b) under the Securities Act to increase the amount of shares of the Company's common stock registered thereunder to reflect the 100% stock dividend.

Item 7.  Financial Statements and Exhibits

         The following exhibit is filed herewith:

         99 Press release of Consolidated Graphics, Inc. dated December 18, 1996 with respect to a two-for-one split of its outstanding common stock.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CONSOLIDATED GRAPHICS, INC.
                                (Registrant)

                            By: /s/ G. Christopher Colville
                                    Vice President - Mergers and Acquisitions
                                    and Chief Financial Officer

Date: December 24, 1996